Exhibit 99.3

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2018

	Fangguan Electronics	Ionix Technology	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current Assets:
Cash	$461,782	$304,583			$766,365
Notes receivable	9,932	-			9,932
Accounts receivables - non-related parties, net	2,269,081	464,553			2,733,634
- related parties	459,072	-			459,072
Inventory, net	2,789,868	507,440			3,297,308
Advances to suppliers - non-related parties, net	300,349	2,257			302,606
- related parties		268,388			268,388
Other receivables	91,310	29,981			121,291
Total Current Assets	6,381,394	1,577,202			7,958,596

Property, plant and equipment, net	6,925,689	-			6,925,689
Intangible assets, net	1,331,119	-	3,256,469	(d)(e)	4,587,558
Deferred tax assets	60,122	-			60,122
Total Assets	$14,698,324	$1,577,202			$19,531,995

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term bank loan	$2,990,475	$-			$2,990,475
Accounts payable - non-related parties	3,695,274	110,275			3,805,549
- related parties		399,522			399,522
Advance from customers	38,392	34,117			72,509
Due to related parties	6,069,882	349,829			6,419,711
Accrued expenses and other current liabilities	130,274	105,265			235,539
Total Current Liabilities	12,924,297	999,008			13,923,305

Deferred tax liability	-	10,548			10,548
Total Liabilities	12,924,297	1,009,556			13,933,853

Total Shareholders’ Equity	1,774,027	567,646	3,170,779	(a)(c)(e)	5,512,452
Non-controling interest		-	85,691	(c)	85,691
					-
Total Liabilities and Shareholders’ Equity	$14,698,324	$1,577,202			$19,531,995

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Unaudited Pro Forma Combined Statement of Comprehensive Income

For the three months ended September 30, 2018

	Fangguan Electronics	Ionix Technology	Pro Forma Adjustments		Pro Forma Combined

Revenues - Non-related parties	$1,735,252	$2,475,050			$4,210,302
- Related parties	942,260	93,838			1,036,098
Total Revenues	2,677,512	2,568,888			5,246,400

Cost of revenues - non-relatedf parties	2,283,545	499,912			2,783,457
- related parties	-	1,779,811			1,779,811
Total Cost of revenue	2,283,545	2,279,723			4,563,268

Gross profit	393,967	289,165			683,132

Operating expenses
Selling, general and administrative expenses	288,993	62,989	55,194	(e)	407,176
Research and development expenses	166,470	-			166,470
Total operating expenses	455,463	62,989			573,646

Loss from operations	(61,496)	226,176			109,486

Other income (expense)
Other income	34,122	1,403			35,525
Interest expense, net of interest income	(35,028)	-			(35,028)
Subsidy income	75,162	-			75,162
Total other income (expense)	74,256	1,403			75,659

Income before income tax provision	12,760	227,579			185,145

Income tax provision	1,914	50,426			52,340

Net income (loss)	10,846	177,153			132,805

Other comprehensive income (loss)
Foreign currency translation adjustment	(19,058)	(7,922)			(26,980)

Comprehensive loss	$(8,212)	$169,231			$105,825

Basic and diluted earnings per share					$0.00

Weighted-average common shares outstanding - basic and diluted		99,003,000	15,000,000	(b)	114,003,000

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Unaudited Pro Forma Combined Balance Sheet

As of June 30, 2018

	Fangguan Electronics	Ionix Technology	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash	$49,809	$111,462			$161,271
Notes receivable	11,258	-			11,258
Accounts receivables - non-related parties, net	2,713,161	636,413			3,349,574
- related parties	190,027	119,543			309,570
Inventory, net	2,867,824	226,839			3,094,663
Advances to suppliers - non-related parties, net	214,325	3,164			217,489
- related parties	-	206,194			206,194
Other receivables	88,067	20,592			108,659
Total Current Assets	6,134,471	1,324,207			7,458,678

Property, plant and equipment, net	7,162,538	-			7,162,538
Intangible assets, net	1,354,311	-	3,082,894	(d)(e)	4,437,205
Deferred tax assets	62,694	-			62,694
Total Assets	$14,714,014	$1,324,207			$19,121,115

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term bank loan	$3,022,700	$-			$3,022,700
Accounts payable - non-related parties	4,273,967	264,171			4,538,138
- related parties		248,543			248,543
Advance from customers	67,042	59,546			126,588
Due to related parties	5,520,926	212,557			5,733,483
Accrued expenses and other current liabilities	47,140	125,733			172,873
Total Current Liabilities	12,931,775	910,550			13,842,325

Deferred tax liability	-	15,242			15,242
Total Liabilities	12,931,775	925,792			13,857,567

Total Shareholders’ Equity	1,782,239	398,415	2,997,554	(a)(c)(e)	5,178,208
Non-controling interest	-	-	85,340	(c)	85,340

Total Liabilities and Shareholders’ Equity	$14,714,014	$1,324,207			$19,121,115

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Unaudited Pro Forma Combined Statement of Comprehensive Income

For the year ended June 30, 2018

	Fangguan Electronics	Ionix Technology	Pro Forma Adjustments		Pro Forma Combined

Revenues - Non-related parties	$11,089,192	$5,929,368			$17,018,560
- Related parties	1,465,943	493,439			1,959,382
Total Revenues	12,555,135	6,422,807			18,977,942

Cost of revenues - non-relatedf parties	10,426,800	1,357,807			11,784,607
- related parties	-	4,324,105			4,324,105
Total Cost of revenue	10,426,800	5,681,912			16,108,712

Gross profit	2,128,335	740,895			2,869,230

Operating expenses
Selling, general and administrative expenses	1,343,880	270,074	220,207	(e)	1,834,161
Research and development expenses	744,264	-			744,264
Total operating expenses	2,088,144	270,074			2,578,425

Income (loss) from operations	40,191	470,821			290,805

Other income (expense)
Other income	106,883	-			106,883
Interest expense, net of interest income	(161,312)	-			(161,312)
Subsidy income	51,399	-			51,399
Total other income (expense)	(3,030)	-			(3,030)

Income before income tax provision	37,161	470,821			287,775

Income tax provision	10,885	144,561			155,446

Net income	26,276	326,260			132,329

Other comprehensive income (loss)
Foreign currency translation adjustment	41,208	10,101			51,309

Comprehensive income	$67,484	$336,361			$183,638

Basic and diluted earnings per share					$0.00

Weighted-average common shares outstanding - basic and diluted		99,003,000	15,000,000	(b)	114,003,000

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NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1. Description of Acquisition and Basis of Presentation

On December 27, 2018, Ionix Technology, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Jialin Liang and Xuemei Jiang, each of whom are shareholders (the “Shareholders”) of Changchun Fangguan Electronics Technology Co., Ltd. (“Fangguan Electronics”). Pursuant to the terms of the Purchase Agreement, the Shareholders, who together own 95.14% of the ownership rights in Fangguan Electronics, agreed to execute and deliver the Business Operation Agreement dated December 27, 2018, the Equity Interest Pledge Agreement dated December 27, 2018, the Equity Interest Purchase Agreement dated December 27, 2018, the Exclusive Technical Support Service Agreement dated December 27, 2018 (the “Services Agreement”) and the Power of Attorney dated December 27, 2018, all together are referred to the “VIE Transaction Documents”, to the Company in exchange for the issuance of an aggregate of 15,000,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), thereby causing Fangguan Electronics to become the Company’s variable interest entity. The entirety of the transaction will hereafter be referred to as the “Transaction.”

The unaudited pro forma combined statement of operations is based upon the historical financial statements of Ionix and Fangguan Electronics as of June 30, 2018 and for the year ended June 30, 2018, after giving effect to the acquisition. The unaudited pro forma combined statement of operations is presented as if the acquisition had occurred at the beginning of the period.

Note 2. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma combined statements of income are as follows:

(a)	Issuance of the 15,000,000 shares of Ionix’s common stock in exchange for 95.14% ownership of Fangguan Electronics.
(b)	Increase in the weighted average shares in connection with the issuance of 15,000,000 shares of Ionix’s common stock as the consideration of the acquisition.
(c)	Net effect of the elimination of equity and retained earnings of Fangguan Electronics and record non-controlling interest.
(d)	Reflects the allocation of the purchase price of $5,000,000 in shares of Ionix to the fair value of the assets and liabilities acquired. The allocation of the purchase price is preliminary and therefore subject to change. The allocation of the purchase price to the fair value of the assets and liabilities acquired is as following:

Total purchase price	$5,000,000
Less: Net assets acquired	5,000,000
Goodwill	$0

(e)	Additional amortization of intangible assets

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